SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 2, 2004
                        (Date of earliest event reported)

                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         0-22208                                        42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)

3551 Seventh Street, Suite 204, Moline, Illinois                         61265
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    (Address of principal executive offices)                          (Zip Code)

                                 (309) 736-3580
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              (Registrant's telephone number, including area code)

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Item 8.01.  Other Events

On November 2, 2004, QCR Holdings, Inc. issued a press release announcing the declaration of a cash dividend of $0.04 per share payable on January 7, 2005, to stockholders of record on December 24, 2004. The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     None.

(b)  Exhibits.

99.1     Press Release dated November 2, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                                    QCR HOLDINGS, INC.

Dated:  November 2, 2004                            By: /s/ Todd A Gipple
                                                        ------------------------
                                                        Todd A. Gipple
                                                        Chief Financial Officer


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